Note 2 - Significant Accounting Policies and Recent Accounting Pronouncements - Reconciliation of Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Cash and cash equivalents	$ 718,049	$ 276,002	$ 143,922
Restricted cash – current portion	9,768	8,856	4,998
Restricted cash – non-current portion	83,741	68,670	42,976
Total cash, cash equivalents and restricted cash	$ 811,558	$ 353,528	$ 191,896